United States
Securities and Exchange Commission
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 3, 2021

DIAMOND HILL INVESTMENT GROUP, INC.

(Exact Name of Registrant as Specified in its Charter)

Ohio	000-24498	65-0190407
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
325 John H. McConnell Blvd, Suite 200, Columbus, Ohio 43215
(Address of principal executive offices) (Zip Code)

Registrant's Telephone Number, Including Area Code: (614) 255-3333

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	DHIL	The NASDAQ Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

As previously disclosed on February 3, 2021, Diamond Hill Capital Management, Inc. ("DHCM"), an independent active asset manager subsidiary of Diamond Hill Investment Group, Inc., entered into an asset purchase agreement dated February 2, 2021 (the “Agreement”) with Brandywine Global Investment Management, LLC (“Brandywine”), a specialist investment manager of Franklin Resources, Inc., pursuant to which Brandywine would acquire the businesses of Diamond Hill’s two high yield-focused mutual funds—the Corporate Credit Fund and the High Yield Fund (the “Funds”). As anticipated, the transaction closed on July 30, 2021.

Pursuant to the Agreement, DHCM received an initial cash payment at closing of $9,000,000 based upon the closing date net revenue of the Funds, and may receive two additional payments of up to $13,000,000 in the aggregate based on the net revenue of the Funds on the one-year anniversary of the closing date. There can be no assurance that all or any of the anniversary date payment amounts will be received by DHCM.

The following is a summary of assets under management as of July 31, 2021 of DHCM (in millions):

By Investment Vehicle
Proprietary funds	$18,850
Sub-advised funds	3,734
Separately managed accounts	6,859
Total	$29,443

By Investment Strategy
Small Cap	$586
Small-Mid Cap	2,996
Mid Cap	1,072
Large Cap	20,129
Large Cap Concentrated	52
All Cap Select	421
Long-Short	2,077
Global/International	37
Micro Cap	14
Short Duration Securitized Bond	1,340
Core Fixed Income	728
Long Duration Treasury	51
(Less: Investments in affiliated funds)	(60)
Total	$29,443

The Diamond Hill Corporate Credit and High Yield funds were reorganized into the BrandywineGLOBAL funds effective after the transaction closed on July 30, 2021; therefore, those assets ($3.5 billion) are not included in the ending assets under management shown above as of July 31, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIAMOND HILL INVESTMENT GROUP, INC.

Date:	August 3, 2021	By:	/s/ Thomas E. Line
Thomas E. Line, Chief Financial Officer